UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to 14a-12

BOND LABORATORIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BOND LABORATORIES, INC.
11011 Q Street, Building A, Suite 106
Omaha, Nebraska 68137
402-884-1894

July 28, 2010
Dear Stockholders of Bond Laboratories, Inc.:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Bond Laboratories, Inc., which will be held at Hampton Inn & Suites, located at 122331 Southport Parkway, La Vista, Nebraska, 68128, on August 26, 2010 at 9:00 a.m., local time. Details of the business to be conducted at the 2010 Annual Meeting are given in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. In order for us to have an efficient Annual Meeting, please sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you are able to attend the Annual Meeting and wish to change your proxy vote, you may do so simply by voting in person at the Annual Meeting.

Our Board of Directors has unanimously approved the proposals set forth in the Proxy Statement and we recommend that you vote in favor of each such proposal.

                We look forward to seeing you at the Meeting.

Sincerely,
John Wilson Chief Executive Officer

YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to complete, sign, date and return, in the enclosed postage paid envelope, the enclosed proxy card as soon as possible. Returning your proxy will help us assure that a quorum will be present at the Annual Meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the Meeting may vote in person, even if he or she has returned a proxy.

BOND LABORATORIES, INC.
11011 Q Street, Building A, Suite 106
Omaha, Nebraska 68137
402-884-1894

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on August 26, 2010

Dear Stockholders of Bond Laboratories, Inc.:

We are pleased to invite you to attend the Annual Meeting of Stockholders of Bond Laboratories, Inc., a Nevada corporation, which will be held at Hampton Inn & Suites, located at 122331 Southport Parkway, La Vista, Nebraska, 68128, on August 26, 2010 at 9:00 a.m., local time, for the following purposes:

1.	The election of three directors to our Board of Directors, each to serve until the next Annual Meeting of stockholders and until his respective successor is elected and qualified;

2.	The approval of an amendment to our Certificate of Incorporation to increase our authorized Common Stock from 75,000,000 shares to 150,000,000 shares;

3.	The adoption of the Bond Laboratories 2010 Equity Incentive Plan;

4.	Ratifying the appointment of Tarvaran Askelson & Company, LLP as our independent auditors for the fiscal year ending December 31, 2010; and

5.	Such other matters as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

These matters are more fully discussed in the attached Proxy Statement.

The close of business on July 16, 2010 (the “Record Date”), has been fixed as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. Only holders of record of Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any of our stockholders for purposes pertaining to the Annual Meeting at our corporate offices, 11011 Q Street, Building A, Suite 106, Omaha, Nebraska 68137, during normal business hours for a period of 10 days prior to the Annual Meeting, and at the time and place of the Annual Meeting.  We are providing a copy of our Annual Report on Form 10-K for the year ended December 31, 2009 with the accompanying Proxy Statement.

       Whether or not you expect to attend in person, we urge you to vote your shares as promptly as possible by signing and returning the enclosed proxy card in the postage-paid envelope provided, so that your shares may be represented and voted at the Annual Meeting. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction card furnished by the record holder.

Bond Laboratories’ Board of Directors unanimously recommends that you vote “FOR” the Annual Meeting proposals, all of which are described in detail in the accompanying Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 26, 2010:  THE ANNUAL REPORT AND PROXY STATEMENT ARE AVAILABLE ONLINE AT WWW.PROXYCONNECT.COM/BONDLABS

By Order of the Board of Directors,

John Wilson
Chief Executive Officer, President and Director
Omaha, Nebraska
July 28, 2010

BOND LABORATORIES, INC.
11011 Q Street, Building A, Suite 106
Omaha, Nebraska 68137
402-884-1894

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors of Bond Laboratories, Inc., a Nevada corporation, for use at the 2010 Annual Meeting of Stockholders to be held on August 26, 2010 at 9:00 a.m., local time, and at any adjournment or postponement thereof, at Hampton Inn & Suites, located at 122331 Southport Parkway, La Vista, Nebraska, 68128.  These proxy solicitation materials were mailed on or about July 28, 2010, to all stockholders entitled to vote at our Annual Meeting.

Voting

The specific proposals to be considered and acted upon at our Annual Meeting are summarized in the accompanying notice and are described in more detail in this Proxy Statement.  On July 16, 2010, the Record Date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, we had outstanding 61,143,948 shares of our Common Stock.  Each holder of Common Stock is entitled to one vote for each share of Common Stock held by such stockholder on July 16, 2010.

Quorum

In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares entitled to vote must be represented at the Meeting, either in person or by properly executed proxy. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Required Vote

Stockholders may not cumulate votes in the election of directors. For Proposal 1, the three nominees who receive the greatest number of votes cast at the Meeting by the shares present in person or by proxy and entitled to vote will be elected. For Proposal 2, Proposal 3 and Proposal 4, and any other proposal to be considered at the Annual Meeting, the affirmative vote of holders representing a majority of the voting shares represented at the Meeting in person or by proxy and entitled to vote will be required for approval of such proposals.

Abstentions and Broker Non Votes

Abstentions will be counted as shares that are present for purposes of determining a quorum.  For Proposal 1, abstentions are excluded entirely from the vote and do not have any effect on the outcome.  For the approval of Proposal 2, Proposal 3 and Proposal 4, and for any other matter proposed at the Annual Meeting, abstentions will not be counted as votes cast for or against such proposals.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  If you do not give your broker or nominee specific instructions regarding such matters, your proxy will be deemed a “broker non-vote.” Broker non-votes are included in the determination of the number of shares represented at the Annual Meeting for purposes of determining whether a quorum is present.  For Proposal 1, broker non-votes have no effect on the outcome of the election.  For the approval of Proposal 2, 3 and 4, broker non-votes have the practical effect of a vote against such proposals.  Whether brokers have discretion to vote on other proposals and, if they do not, the effects of broker non-votes on such other proposals will depend on the nature of such other proposals.

Proxies

If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If you sign and return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) FOR the election of three directors proposed by our board, (ii) FOR the approval of an amendment to our Certificate of Incorporation to increase our authorized Common Stock from 75,000,000 shares to 150,000,000 shares, (iii) FOR the adoption of the Bond Laboratories 2010 Equity Incentive Plan, (iv) FOR ratification of the appointment of Tarvaran Askelson & Company, LLP as our independent auditors for fiscal year 2010, and (v) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You may revoke or change your proxy at any time before the Annual Meeting by filing with our Corporate Secretary at our principal executive offices at 11011 Q Street, Building A, Suite 106, Omaha, Nebraska 68137, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.  Attendance at the Meeting alone will not revoke your proxy.  If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your broker or record holder to vote personally at the Annual Meeting.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional solicitation materials furnished to the stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, facsimile or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail and telephone.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

General

The Company’s Board of Directors currently consists of five directors, of which there are currently two vacancies.  Each of the three current nominees is nominated to be elected at the Annual Meeting. Each of the nominees has confirmed that he will be able and willing to serve as a director if elected. If any of the nominees becomes unable or unwilling to serve, your proxy will be voted for the election of a substitute nominee recommended by the current Board of Directors.   Upon recommendation of the Board of Directors, the Board of Directors has nominated for election as directors at our Annual Meeting Scott D. Landow, John S. Wilson and Elorian C. Landers.

Our Certificate of Incorporation and Bylaws provide that the Board of Directors shall consist of not less than one member, and that upon any change in the number of members, any newly created directorships or eliminated directorships shall be apportioned by the remaining members of the Board of Directors or by stockholders. Although the Company’s Board of Directors currently consists of five directors, only three directors currently serve on the Board, and are nominated for election at the Annual Meeting.

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the voting shares present or represented by proxy and entitled to vote at the Annual Meeting. The three nominees receiving the highest number of affirmative votes will be elected. Accordingly, under Nevada law and the Company’s Certificate of Incorporation and Bylaws, abstentions and broker non-votes will not have any effect on the election of a particular director. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

The Board of Directors recommends that the stockholders vote “FOR” the election of Mr. Landow, Mr. Wilson and Mr. Landers.

PROPOSAL 2

AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

General

The Board of Directors has adopted resolutions approving, declaring advisable and recommending that our stockholders approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 75,000,000 shares to 150,000,000 shares. This amendment will not change the total number of authorized shares of our Preferred Stock, which is currently 10,000,000 shares. If approved, the increase in the number of authorized shares of our Common Stock will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Nevada. We currently plan to file the Certificate of Amendment as soon as reasonably practicable after receiving approval of the amendment from our stockholders. However, the Board of Directors has reserved the right to abandon the proposed amendment if, at any time before the filing of the Certificate of Amendment, it determines that the increase in the number of authorized shares of Common Stock is no longer in our best interests.

If this proposal is approved, the first paragraph of Article III of our Certificate of Incorporation will be amended to reflect an increase of 75,000,000 in the number of authorized shares of Common Stock. The proposed amendment to the first paragraph of Article III of our Certificate of Incorporation is set forth in its entirety in Appendix A to this Proxy Statement.

Purpose of and Rationale for the Proposed Amendment

We are currently authorized to issue a total of 75,000,000 shares of Common Stock. Of this amount, 61,143,948 shares of Common Stock were outstanding as of July 16, 2010. In addition we are required to reserve approximately 16,117,591 shares of Common Stock for issuance upon conversion or exercise of our outstanding convertible securities. As a result, we currently have no ability to issue additional shares of our Common Stock. The objective of the proposed increase in the number of authorized shares of Common Stock is to ensure that we have a sufficient number of shares of Common Stock authorized to issue upon exercise or conversion of our outstanding convertible securities, and that are available for future issuances and other corporate purposes.
       In addition to the foregoing reasons, our Board of Directors believes that the number of shares of our Common Stock available for issuance should be increased in order to provide the Company with the flexibility to issue shares in connection with future financings, strategic acquisitions, debt restructurings or resolutions, equity compensation and incentives to employees and officers, forward stock splits and other corporate purposes that may occur in the future without the delay and expense associated with obtaining special stockholder approval each time an opportunity requiring the issuance of shares of Common Stock arises. Such a delay might deny us the flexibility that the Board of Directors views as important in facilitating the effective use of our securities.

We also constantly evaluate potential transactions with third parties that may involve the issuance of our Common Stock, such as financing transactions, debt restructuring transactions and business combination transactions. We plan to continue initiating discussions with third parties regarding potential investments, the restructuring or other resolution of our outstanding debts, asset purchases, acquisitions and other transactions. The Board of Directors, therefore, believes that it is prudent to increase the number of authorized shares of Common Stock from 75,000,000 to 150,000,000 in order to have a sufficient number of shares of Common Stock to meet our business needs, which may include raising additional capital, converting outstanding debt into shares of Common Stock, issuing Common Stock in connection with potential acquisitions and permitting the conversion or exercise of our outstanding convertible securities.

Effect of Proposed Amendment

The increase in the authorized shares of our Common Stock will not have an immediate effect on the rights of existing stockholders. If the proposal to increase the number of authorized shares of our Common Stock is not approved, we may not have sufficient number of shares of Common Stock to conduct future financings, or engage in potential transactions involving mergers, restructurings or similar transactions.

Current holders of Common Stock do not have preemptive or similar rights, which mean that they do not have a right to purchase a proportionate share of any new issuances of our Common Stock in order to maintain their proportionate ownership interests in the Company. Therefore, the issuance of any additional shares of Common Stock will have a dilutive effect on earnings per share and on the equity and voting power of our existing Common Stock holders. It may also adversely affect the market price of our Common Stock. However, in the event additional shares are issued in transactions that position the Company to take advantage of favorable business opportunities or provide additional working capital needed to pursue and/or expand our business plan, the market price may increase. This proposed amendment to our Certificate of Incorporation will not otherwise alter or modify the rights, preferences, privileges or restrictions of the Common Stock.

Anti-Takeover Effects

Although this proposed amendment to our Certificate of Incorporation is not motivated by anti-takeover concerns and is not considered by the Board of Directors to be an anti-takeover measure, the availability of additional authorized shares of Common Stock could enable the Board of Directors to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of the Company more difficult or time-consuming. For example, shares of Common Stock could be issued to purchasers who might side with management in opposing a takeover bid that the Board of Directors determines is not in our best interests, thus diluting the ownership and voting rights of the person seeking to obtain control of the Company. In certain circumstances, the issuance of Common Stock without further action by the stockholders may have the effect of delaying or preventing a change in control of the Company, may discourage bids for our Common Stock at a premium over the prevailing market price and may adversely affect the market price of our Common Stock. As a result, increasing the authorized number of shares of our Common Stock could render more difficult and less likely a hostile takeover, tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. We are not aware of any proposed attempt to take over the Company or of any present attempt to acquire a large block of our Common Stock.

Required Vote and Recommendation

The proposal to amend our Certificate of Incorporation to increase the number of authorized Common Stock from 75,000,000 to 150,000,000 shares requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Under Nevada law and the Company’s Certificate of Incorporation and Bylaws, an abstention will have the same legal effect as a vote against the proposal, and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the proposal. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the amendment to our Certificate of Incorporation to increase the number of authorized Common Stock from 75,000,000 to 150,000,000 shares.

The Board of Directors recommends that the stockholders vote “FOR” the approval of an amendment to our Certificate of Incorporation to increase the number of authorized Common Stock from 75,000,000 to 150,000,000 shares.

PROPOSAL 3

ADOPTION OF THE BOND LABORATORIES, INC. 2010 EQUITY INCENTIVE PLAN

The Company’s stockholders are being asked to adopt the Bond Laboratories, Inc. 2010 Equity Incentive Plan (the "2010 Plan").  The following is a summary of the principal features of the 2010 Plan, and it is qualified in its entirety by reference to the full text of the 2010 Plan, a copy of which is attached as Appendix B to this Proxy Statement.

Equity Incentive Awards

The 2010 Plan provides for four different types of equity incentive awards: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, and (iv) stock units. The principal features of each of these types of awards are described below. The Company’s Board of Directors administers the provisions of the 2010 Plan with respect to all participants in the 2010 Plan.  In the future, the 2010 Plan may be administered by a committee comprised of one or more directors appointed by the Board of Directors.  Each entity, whether the Board of Directors or a committee thereof, will be referred to in this summary as the Plan Administrator with respect to its particular administrative functions under the 2010 Plan, and each Plan Administrator will have complete discretion (subject to the provisions of the 2010 Plan) to authorize equity incentive awards under the 2010 Plan within the scope of its administrative authority.

Share Reserve

The number of shares of Common Stock underlying stock options, stock appreciation rights, restricted stock and stock units awarded under the 2010 Plan may not exceed 15,000,000 shares.  The Board of Directors shall reserve the required number of shares from the authorized and unissued shares of Common Stock in order to bring the total 2010 Plan share reserve to 15,000,000 shares.

Should any stock option, stock appreciation right or stock unit be forfeited or terminate prior to its exercise in full, the shares of Common Stock subject to the unexercised portion of that stock option, stock appreciation right or stock unit, as the case may be, will again be available for subsequent awards under the 2010 Plan. Similarly, if any restricted stock or Common Stock issued upon the exercise of stock options are forfeited, such shares will again be available for subsequent awards under the 2010 Plan.

Change in Capitalization

If any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, reverse stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company’s receipt of consideration, appropriate adjustments will be made to (i) the number of shares reserved for future awards under the 2010 Plan, (ii) the maximum number of stock options, stock appreciation rights, restricted stock and stock units that may be awarded to a participant in any calendar year, (iii) the number of shares of Common Stock underlying each outstanding stock option and stock appreciation right, (iv) the exercise price under each outstanding stock option and stock appreciation right and (v) the number of stock units included in any prior award that has not yet been settled. All such adjustments will be designed to preclude the enlargement or dilution of participant rights and benefits under the 2010 Plan.

Eligibility

Employees, non-employee directors, and independent consultants and advisors to the Company and its subsidiaries (whether now existing or subsequently established) will be eligible to receive awards under the 2010 Plan.

As of July 28, 2010, two executive officers, one non-employee director and 16 other employees were eligible to receive awards under the 2010 Plan.

Valuation

The fair market value per share of Common Stock on any relevant date under the 2010 Plan will be the last reported sale price per share on that date, as reported on the OTC Bulletin Board. On July 16, 2010, the last reported sale price of our Common Stock was $0.25 per share.

Stock Options

Grant.  The Plan Administrator has complete discretion under the 2010 Plan to determine which eligible individuals are to receive option grants, the time or times when such grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory stock option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding. Under the 2010 Plan, an individual may not receive incentive stock options that first become exercisable in any given year for shares having a fair market value in excess of $100,000, as determined on the date of grant.

Price and Exercisability.  The exercise price per share for incentive stock options granted under the 2010 Plan may not be less than 100% of the fair market value per share of Common Stock on the option grant date. The exercise price for non-statutory stock options granted under the 2010 Plan may not be less that 85% of the fair market value per share of Common Stock on the option grant date.

No option will have a term in excess of ten years, and options will generally vest and become exercisable in one or more installments over the optionee's period of service with the Company. Stock options that are immediately exercisable in full, without any vesting period, may also be granted under the 2010 Plan at the discretion of the Plan Administrator. The Plan Administrator may also determine that all or part of an option granted under the 2010 Plan will fully vest if a change in control (as defined below) occurs with respect to the Company or if the optionee is involuntarily terminated after a change in control.

The exercise price may be paid in cash or in shares of the Common Stock. Outstanding options may also be exercised through one of the following methods:

•
a same-day sale, pursuant to which a designated brokerage firm is to effect an immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes;

•
a stock pledge, pursuant to which all or part of the shares being purchased under the option are pledged to a designated brokerage firm or lender as security for a loan, the proceeds of which are paid directly to the Company and sufficient to cover the exercise price for the purchased shares plus all applicable withholding taxes; and

•
a full-recourse promissory note delivered to the Company in an amount equal to the exercise price for the purchased shares plus all applicable withholding taxes, provided that the par value of the shares being purchased is paid in cash.

Termination of Service.  Upon the optionee's cessation of employment or service with the Company, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares in which the optionee is vested at that time. However, at any time while the options remain outstanding, the Plan Administrator will have complete discretion to extend the period following the optionee's cessation of employment or service during which his or her outstanding options may be exercised. The Plan Administrator will also have complete discretion to accelerate the exercisability or vesting of those options in whole or in part at any time.

Modification and Assumption of Options.  The Plan Administrator has the discretion to modify, extend or assume outstanding options or may accept the cancellation of outstanding options in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. However, no modification of an option may, without the consent of the optionee, alter or impair his or her rights or obligations under the option.

Repurchase of Options.  The Plan Administrator, in its discretion, may at any time offer to repurchase for cash the unexercised portion of any outstanding option upon the terms and conditions specified by the Plan Administrator. The Plan Administrator, in its discretion, may also permit an optionee to cash-out the unexercised portion of his or her option upon the terms and conditions specified by the Plan Administrator.

Other Provisions.  No optionee will have any stockholder rights with respect to the option shares until the optionee has exercised the option and paid the exercise price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

Stock Appreciation Rights

Grant.  The Plan Administrator has complete discretion under the 2010 Plan to determine which eligible individuals are to receive stock appreciation rights, the time or times when such grants are to be made, the number of shares subject to each stock appreciation right, the vesting schedule (if any) to be in effect for the stock appreciation right and the maximum term for which any stock appreciation right is to remain outstanding.

Price and Exercisability.  The base price for stock appreciation rights are set forth in each agreement under which the stock appreciation right is granted. A stock appreciation right agreement may provide for either a fixed base price of a base price that fluctuates in accordance with a predetermined formula while the stock appreciation right is outstanding.

Each stock appreciation right agreement will specify the term of the stock appreciation right and the date or dates when all or any installment of the stock appreciation right will vest and become exercisable. The Plan Administrator may also determine that all or part of a stock appreciation right will fully vest if a change in control occurs with respect to the Company or if the holder is involuntarily terminated after a change in control.

Stock appreciation rights may also be awarded alone. These stand-alone stock appreciation rights provide the holders with the right to receive a payment equal to the excess of (a) the fair market value of the shares of Common Stock subject to the stock appreciation right over (b) the aggregate base price payable for those shares. The payment may, at the discretion of the Plan Administrator, be made in cash, shares of Common Stock or a combination of both.

Stock appreciation rights may be awarded in combination with options. These tandem stock appreciation rights provide the holders with the right to surrender their options for a payment equal to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. The payment may, at the discretion of the Plan Administrator, be made in cash, shares of Common Stock or a combination of both.

Termination of Service.  At the discretion of the Plan Administrator, each stock appreciation right agreement may provide that a stock appreciation right will expire prior to the end of its term if the employment or service of the holder of the stock appreciation right ceases for any reason. While a stock appreciation right remains outstanding, the Plan Administrator will also have complete discretion to extend the period following the holder's cessation of employment or service during which his or her outstanding stock appreciation right may be exercised. The Plan Administrator will also have complete discretion to accelerate the exercisability or vesting of outstanding stock appreciation rights in whole or in part at any time.

Modification and Assumption of Stock Appreciation Rights.  The Plan Administrator has the discretion to modify, extend or assume outstanding stock appreciation rights or may accept the cancellation of outstanding stock appreciation rights in return for the grant of new stock appreciation rights for the same or a different number of shares and at the same or a different base price. However, no modification of a stock appreciation right may, without the consent of the holder, alter or impair his or her rights or obligations under the stock appreciation right.

Other Provisions.  Stock appreciation rights are generally not assignable or transferable other than by will or the laws of inheritance and, during the holder's lifetime, the stock appreciation may be exercised only by such holder. However, the Plan administrator may allow stock appreciation rights to be transferred or assigned during the holder's lifetime to one or more members of the holder's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the holder's estate plan.

Restricted Stock

Grant.  The Plan Administrator has complete discretion under the 2010 Plan to determine which eligible individuals are to receive shares of restricted stock, the time or times when such grants are to be made, the number of shares granted and the vesting schedule (if any) to be in effect for the restricted stock.

Payment.  Generally, restricted stock may be sold or awarded under the 2010 Plan for any fair and valuable consideration determined by the Plan Administrator, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. If an award of restricted stock consists of newly issued shares of restricted stock, the consideration must consist exclusively of cash, cash equivalents, past services rendered to the Company (or its subsidiaries) or full-recourse promissory notes, as the Plan Administrator may determine.

Vesting.  Awards of restricted stock may or may not be subject to vesting in one or more installments upon the satisfaction of conditions specified in the restricted stock agreement. A restricted stock agreement may provide for accelerated vesting in the event of the holder's death, disability, retirement or other events. The Plan Administrator may also determine that all or part of a restricted stock award will fully vest if a change in control occurs with respect to the Company or if the holder is involuntarily terminated after a change in control.

Voting and Dividend Right.  The holders of restricted stock awarded under the 2010 Plan will have the same voting, dividend and other rights as the Company’s other stockholders. A restricted stock agreement, however, may require that the holders of restricted stock invest any cash dividends received in additional shares of restricted stock, and those additional shares of restricted stock will be subject to the same conditions and restrictions as the original shares of restricted stock on which the dividends were paid.

Stock Units

Grant.  The Plan Administrator has complete discretion under the 2010 Plan to determine which eligible individuals are to receive stock units, the time or times when such grants are to be made, the number of stock units granted and the vesting schedule (if any) to be in effect for the stock units.

Payment.   No cash consideration is required to be paid for awards of stock units.

Vesting.  Award of stock units may or may not be subject to vesting in one or more installments upon satisfaction of conditions specified in the stock unit agreement. A stock unit agreement may provide for accelerated vesting in the event of the holder's death, disability, retirement or other events. The Plan Administrator may also determine that all or part of an award of stock units will fully vest if a change in control occurs with respect to the Company or if the holder is involuntarily terminated after a change in control.

Settlement of Stock Units.  Settlement of vested stock units may be made in the form of cash, shares of Common Stock or a combination of both, as determined by the Plan Administrator. Methods of converting stock units into cash may include (without limitation) a method based on the average fair market value of the Common Stock over a series of trading days. Vested stock units may be settled in a lump sum or in one or more installments.

Voting and Dividend Rights.  The holders of stock units will have no voting rights. Prior to settlement or forfeiture, a stock unit awarded under the 2010 Plan may, at the Plan Administrator's discretion, carry with it the right to receive dividend equivalents that entitle the holder to be credited with an amount equal to the cash dividends paid on the Company’s Common Stock while the stock unit is outstanding. Settlement of dividend equivalents may be made in the form of cash, shares of Common Stock or a combination of both. Prior to settlement, dividend equivalents will be subject to the same conditions and restrictions as the stock units to which they attach.

Death of Recipient.  Any award of stock units that becomes payable after the recipient's death will be distributed to the recipient's beneficiaries. Each recipient of an award of stock units under the 2010 Plan will designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. If no beneficiary is designated or if no designated beneficiary survives the award recipient, then any stock units that become payable after the recipient's death shall be distributed to the recipient's estate.

Creditor's Rights.  A holder of stock units will have no rights other than those of a general creditor of the Company. Stock units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable stock unit agreement.

Change in Control

For purposes of the 2010 Plan, the Company will be deemed to have undergone a change in control upon the occurrence of any of the following events:

1.   The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if the persons who were stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation, or other reorganization less than 50% of the total voting power of the continuing or surviving entity or the direct or indirect parent corporation of the continuing or surviving entity;

2.   The sale, transfer or other disposition of all or substantially all of the Company’s assets;

3.   A change in the composition of the Company’s Board of Directors, after which fewer than a majority of the incumbent directors are directors who either (A) had been directors of the Company on the date 24 months prior to such change in composition (the "original directors") or (B) were elected or nominated for election to the Board with the affirmative votes of at least a majority of the original directors who were in office at the time of such election or nomination; or

4.   Any transaction that causes any person to be the beneficial owner (as that term is defined under the rules of the Securities and Exchange Commission) of shares representing at least 51% of the total voting power represented by the Company’s outstanding voting securities.

A transaction will not constitute a change in control if its sole purpose is to change the Company’s state of incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

The acceleration of vesting upon a change in control may be seen as an anti-takeover provision and may have the effect of discouraging an asset purchase proposal, a takeover attempt or other efforts to gain control of the Company.

Amendment and Termination

The Board of Directors may amend or modify the 2010 Plan in any or all respects whatsoever, subject to any stockholder approval required under applicable law or regulation or pursuant to the express provisions of the 2010 Plan summarized above. The Board of Directors may terminate the 2010 Plan at any time. If the 2010 Plan is approved by the Company’s stockholders, it will automatically terminate on July 28, 2020.

Federal Income Tax Considerations

Stock Options.  Options granted under the 2010 Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options that are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

              Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal income tax purposes, dispositions are divided into two categories: (i) qualifying dispositions and (ii) disqualifying dispositions. A qualifying disposition occurs if the sale or other disposition is made more than 2 years after the option grant date and more than 1 year after the exercise date. If the disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

              Upon a qualifying disposition, the optionee will recognize long-term capital gain or loss in an amount equal to the excess or shortfall of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then generally the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

              If the optionee makes a disqualifying disposition of the purchased shares, then generally the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the optionee makes a qualifying disposition, the Company will not be entitled to any income tax deduction.

              Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

              The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights.  As discussed above, the Company may grant either stand-alone stock appreciation rights or tandem stock appreciation rights under the 2010 Plan. Generally, the recipient of a stand-alone stock appreciation right will not recognize any taxable income at the time the stand-alone stock appreciation rights is granted.

With respect to stand-alone stock appreciation rights, if the employee receives the appreciation inherent in the stock appreciation right in cash, the cash will be taxable as ordinary compensation income to the employee at the time that it is received. If the employee receives the appreciation inherent in the stock appreciation right in stock, the employee will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the employee for the stock.

With respect to tandem stock appreciation rights, if a holder elects to surrender the underlying option in exchange for cash or stock equal to the appreciation inherent in the underlying option, the tax consequences to the employee will be the same as discussed above relating to stand-alone stock appreciation rights. If the employee elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a non-statutory stock option (discussed above), i.e., the employee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of stand-alone stock appreciation rights or tandem stock appreciation rights. However, upon the exercise of either a stand-alone stock appreciation right or a tandem stock appreciation right, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

Restricted Stock.  Restricted stock awards will generally be taxed in the same manner as non-statutory stock options. However, a restricted stock award is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Internal Revenue Code to the extent the award will be forfeited in the event that the employee ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the employee will not recognize ordinary income at the time of award. Instead, the employee will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The employee's ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

The employee may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within 30 days of the award) an election pursuant to Section 83(b) of the Internal Revenue Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on that date. The ordinary income recognized by an employee will be subject to tax withholding by the Company. Unless limited by Section 162(m) of the Internal Revenue Code, the Company is entitled to a deduction in the same amount as and at the time the employee recognizes ordinary income.

Stock Units.  Upon the settlement of stock units granted under the 2010 Plan, the holder will generally recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any unrestricted shares received.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of stock units. However, upon the settlement of stock units granted under the 2010 Plan, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the settlement, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

Deductibility of Executive Compensation.  Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1.0 million paid to the Company’s chief executive officer or any of the four other most highly compensated officers. Certain performance-based compensation is specifically exempt from the deduction limit if it otherwise meets the requirements of Section 162(m). One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the 2010 Plan provides that no employee may be granted stock options, stock appreciation rights, restricted stock or stock units, in each case, that pertain to more than 1,500,000  shares in any calendar year. Stockholder approval of the 2010 Plan will constitute stockholder approval of these limitations for purposes of Section 162(m).

Golden Parachute Rules.  Internal Revenue Code Section 280G provides that if certain executives receive payments that are made because of a change in control of the Company, then a portion of those payments will be (i) subject to a 20% excise tax imposed on the executives that receive such payments, and (ii) nondeductible by the Company. For this purpose, the acceleration of the vesting of stock options is treated as a payment. These adverse tax consequences only apply (i) if the total amount of the payments to such an executive equal or exceed 300% of his or her average annual compensation and (ii) to the extent that the payments actually exceed his or her average annual compensation.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON AWARDEES AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2010 Plan. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES ARISING IN THE CONTEXT OF THE EMPLOYEE'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE'S INCOME OR GAIN MAY BE TAXABLE.

Accounting Treatment

Option grants or restricted stock issuances with exercise or issue prices that are less than the fair market value of the shares on the grant or issue date will result in a compensation expense to the Company’s earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be amortized against the Company’s earnings over the period that the option shares or issued shares are to vest.

Option grants or restricted stock issuances with exercise or issue prices equal to the fair market value of the shares at the time of issuance or grant generally will not result in any charge to the Company’s earnings, but the Company must disclose, in pro-forma statements to the Company’s financial statements, the impact those option grants would have upon the Company’s reported earnings if the fair value of those options were treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company’s earnings per share on a fully diluted basis.

In addition, any option grants made to non-employee consultants (but not non-employee directors) will result in a direct charge to the Company’s reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly be adjusted to reflect the appreciation (if any) in the value of the option shares over the period between the grant date of the option and the vesting date of each installment of the option shares. Should any outstanding options under the 2010 Plan be repriced, then that repricing will also trigger a direct charge to the Company’s reported earnings measured by the appreciation in the value of the underlying shares between the grant of the repriced option and the date the repriced option is exercised for those shares or terminates unexercised.

Generally, the granting of stock appreciation rights and stock units will result in a compensation expense to the Company’s earnings. The value of stock appreciation rights and stock units are treated as compensation expense, being charged against the Company’s earnings in the year of the grant and prorated over the vesting period. The expense is then adjusted each year as the value of the award increases or decreases.

New Plan Benefits

Because benefits under the 2010 Plan will depend on the Plan Administrator's actions and the fair market value of Common Stock at various future dates, it is not possible to determine the benefits that will be received by directors, executive officers and other employees if the 2010 Plan is approved by the stockholders.

Required Vote and Recommendation

The proposal to adopt the 2010 Plan requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Under Nevada law and the Company’s Certificate of Incorporation and Bylaws, an abstention will have the same legal effect as a vote against the proposal, and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the proposal. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the adoption of the 2010 Plan.

The Board of Directors recommends that stockholders vote “FOR” the adoption of the 2010 Plan.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF
TARVARAN, ASKELSON & COMPANY, LLC TO SERVE AS OUR
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

The Board of Directors has appointed Tarvaran, Askelson & Company, LLP as our independent registered public accounting firm for the current fiscal year and hereby recommends that the stockholders ratify such appointment.

The Board of Directors may terminate the appointment of Tarvaran, Askelson & Company, LLP as the Company’s independent registered public accounting firm without the approval of the stockholders whenever the Board of Directors deems such termination necessary or appropriate.

 Representatives of Tarvaran, Askelson & Company, LLP will be present at the Annual Meeting, or available by telephone, and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

Required Vote and Recommendation

Ratification of the selection of Tarvaran, Askelson & Company, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Under Nevada law and the Company’s Certificate of Incorporation and Bylaws, an abstention will have the same legal effect as a vote against the ratification of Tarvaran, Askelson & Company, LLP, and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the ratification. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Tarvaran, Askelson & Company, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the selection of Tarvaran, Askelson & Company, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010.

DIRECTORS

The following table sets forth certain information regarding the nominees for election as directors of the Company. There are no family relationships between any directors and executive officers.

Name of Nominee	Age	Title
Scott Landow	54	Chairman
John Wilson	46	Chief Executive Officer, President, Director
Elorian Landers	62	Director

Scott D. Landow is the founder and Chairman. Prior to August 2009, Mr. Landow served as the Company’s principal executive officer and principal accounting officer. Mr. Landow is currently the Director of New Business Development. From December 2005 through May 2005 Mr. Landow was President, CEO and a member of the Board of Directors of Bridgetech Holdings International a publicly traded company leveraging significant relationships in China & the U.S. to capitalize on proprietary opportunities in high growth segments of the healthcare industry.  From August 2000 through February 2005, Mr. Landow was President of Parentech Inc., an emerging medical device company for newborns and infants.

John S. Wilson is the Chief Executive Officer, President, and Director with over seventeen years of invaluable experience at both The Coca-Cola Company and Coca-Cola Enterprises. Most recently, Mr. Wilson was responsible for negotiating exclusive bottling agreements with national customers on behalf of all seventy-three of the Coca-Cola Bottlers in the United States. Mr. Wilson holds a Master of Business Administration degree from St. Louis University.

Elorian C. Landers is a Director and from 2004 through 2008, Mr. Landers was Senior Vice President of Development at Exousia Advanced Materials Corp. which developed advanced industrial products.  Mr. Landers has over thirty years experience in public company management, investor relations and business development. He has in-depth knowledge of public company formation, management and corporate development. During his career, Mr. Landers has formed a number of companies and entities, and has interacted extensively with the Securities and Exchange Commission and public markets. From 1990 through 2004, in addition to certain consulting activities, he has worked for such entities as IVG Corp,  which produces software for HR Industry as its Chief Executive Officer, iOmega which produces high speed portable drives, Swan Magnetics, as a Senior Vice President involved in the  market introduction of High Speed Portable Drives, Insight Dental Cameras which pioneered the development of Dental Cameras & Software, Lasermedics, which produces low Energy Medical Lasers and; Rockefeller Private Family Fund as  a consultant to RockCo. Mr. Landers holds a BA degree in advertising from Art Center College of Design in Pasadena California and studied architecture at Texas A&M University.

There have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions material to the evaluation of the ability and integrity of any director or nominee during the past ten years.

Director Compensation

We currently have three directors. Our director compensation plan adopted in June 2010 provides for the issuance of options to purchase 25,000 shares of the Company's Common Stock on the date of their appointment, to each independent director for service on the Company’s Board of Directors.  In addition, each independent director receives $5,000 per quarter for service on the Board.  Our Chairman of the Board is paid $5,000 annually in addition to all other fees, and the chairman of each committee of the Board of Directors is paid $2,500 annually in addition to all other fees.  The maximum amount that may be paid to any director for service on the Board of Directors in any calendar year is $25,000.  Payment of fees to directors may be paid in either cash or shares of the Company’s Common Stock.   During 2009, and through the date of this Proxy Statement, no compensation was paid to directors, although the Company has outstanding consultant contracts with both Elorian Landers and Scott Landow that provides them with $5,000 and $2,500 per month for the fair value of additional services rendered to the Company outside their roles and responsibilities as members of the Board of Directors.

GOVERNANCE AND BOARD MATTERS

Term of Office

The Company’s Certificate of Incorporation provides for one class of directors comprising the Board of Directors. Directors serve from the time they are duly elected and qualified until the next Annual Meeting of stockholders or their earlier death, resignation or removal from office.

Director Independence

A Company director, Scott Landow, is an indirect beneficiary with no authority in Small World Traders LLC. The holdings of Small World Traders LLC are reflected in Mr. Landow’s beneficial ownership herein. In September of 2009, Beshert LLC, of which Mr. Landow used to be an indirect beneficiary with no authority, converted a portion of its affiliated note representing an aggregate principal amount of $112,500 into 281,250 common shares and an equal number of Common Stock purchase warrants with a three year term and weighted average exercise price of approximately $0.62 per share. The Company no longer has any affiliated note receivables outstanding as of December 31, 2009.

Code of Ethics and Business Conduct

We have adopted a code of ethics that applies to all of our executive officers, directors and employees. Code of ethics codifies the business and ethical principles that govern all aspects of our business. This document will be made available in print, free of charge, to any shareholder requesting a copy in writing from the Company. A form of the code of conduct and ethics was filed as Exhibit 14.1 to the Annual Report on Form 10-K for December 31, 2008.

Stockholder Communications with the Board of Directors

Our Board of Directors provides stockholders with the ability to send communications to the Board of Directors, and stockholders may do so at their convenience. In particular, stockholders may send their communications to: Board of Directors, c/o Corporate Secretary, Bond Laboratories, Inc., 11011 Q Street, Building A, Suite 106, Omaha, Nebraska 68137. All communications received by the Corporate Secretary are relayed to the Board of Directors of the Company. Members of the Board of Directors are not required to attend the Annual Stockholders Meeting.

MEETINGS AND COMMITTEES OF DIRECTORS

The Company does not have an audit committee or a compensation committee of its Board of Directors. In addition, the Company’s Board of Directors has determined that the Company does not have an audit committee financial expert serving on the board. When the Company develops its operations, it will create an audit and a compensation committee and will seek an audit committee financial expert for its board and audit committee.

For a stockholder to submit a candidate for consideration to the Board of Directors, a stockholder must notify the Company’s Corporate Secretary. To make a recommendation for director nomination in advance of an Annual Meeting, a stockholder must notify the Company’s Corporate Secretary in writing no later than 120 days prior to the anniversary of the date of the prior year’s Annual Meeting Proxy Statement. Notices should be sent to the following address:

Bond Laboratories, Inc.
11011 Q Street, Building A, Suite 106
Omaha, Nebraska 68137
Attn: Corporate Secretary

All notices must include all information relating to the stockholder and the proposed nominee that would be required to be disclosed in a Proxy Statement or other filings required to be made in connection with solicitations of proxies for elections of directors under the proxy rules of the Securities and Exchange Commission.

EXECUTIVE OFFICERS

The following table sets forth information regarding the executive officers of the Company:

Name	Age	Title
Scott Landow	54	Chairman
John Wilson	46	Chief Executive Officer, President, Director
Michael Abrams	40	Interim Chief Financial Officer

The executive officers named above were appointed by the Board of Directors to serve in such capacities until their respective successors have been duly appointed and qualified or until their earlier death, resignation or removal from office.

Scott D. Landow is the founder and Chairman. Prior to August 2009, Mr. Landow served as the Company’s principal executive officer and principal accounting officer. Mr. Landow is currently the Director of New Business Development. From December 2005 through May 2005 Mr. Landow was President, CEO and a member of the Board of Directors of Bridgetech Holdings International a publicly traded company leveraging significant relationships in China & the U.S. to capitalize on proprietary opportunities in high growth segments of the healthcare industry.  From August 2000 through February 2005, Mr. Landow was President of Parentech Inc., an emerging medical device company for newborns and infants.

John S. Wilson is the Chief Executive Officer, President, and Director with over seventeen years of invaluable experience at both The Coca-Cola Company and Coca-Cola Enterprises. Most recently, Mr. Wilson was responsible for negotiating exclusive bottling agreements with national customers on behalf of all seventy-three of the Coca-Cola Bottlers in the United States. Mr. Wilson holds a Master of Business Administration degree from St. Louis University.

Michael S. Abrams is the Interim Chief Financial Officer and currently a Managing Director of Burnham Hill Partners LLC, a New York-based investment and merchant banking firm he joined in August of 2003. Mr. Abrams holds a Master of Business Administration with Honors from the Booth School of Business at the University of Chicago.

EXECUTIVE COMPENSATION

The following table sets forth for the year ended December 31, 2009 and 2008 compensation awarded to, paid to, or earned by our other most highly compensated executive officers whose total compensation during each fiscal year exceeded $100,000, if any.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Warrants Option Awards ($)	Non-Equity Incentive Plan Compen-sation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compen-sation ($)	Total ($)
Scott Landow,	2009	80,753	-	-	-	-	-	45,000	125,753
Chairman	2008	200,000	80,000	-	-	-	-	6,000	286,000
John Wilson,	2009	132,784	-	379,611	191,021	-	-	13,176	716,592
CEO and Director	2008	-	-	-	-	-	-	-

Employment Arrangements

Effective August 16, 2009, Scott Landow resigned from his position of Chief Executive Officer of the Company and ceased to act as its Principal Accounting Officer. There were no disagreements with Mr. Landow on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Mr. Landow terminated his prior employment agreement and executed a new employment agreement in the capacity of New Product Manager that provided for a base salary of $16,800 per annum. In addition to the above, Mr. Landow entered in a consulting agreement with an entity controlled by Mr. Landow. Under the terms of the consulting agreement, the Company will pay $10,000 per month through the end of 2009 and $5,000 per month through 2010. In connection with the new employment agreement, Mr. Landow also agreed to forfeit previously accrued but unpaid salary and 400,000 Common Stock purchase warrants. John Wilson assumed the role of President and Chief Executive Officer of the Company and was appointed as a member of the Board of Directors effective August 16, 2009.

Transactions with Related Persons, Partners and Control Persons

A Company director, Scott Landow, is an indirect beneficiary with no authority in Small World Traders LLC. The holdings of Small World Traders LLC are reflected in Mr. Landow’s beneficial ownership herein. In September of 2009 Beshert LLC, of which Mr. Landow used to be an indirect beneficiary with no authority, converted a portion of its affiliated note representing an aggregate principal amount of $112,500 into 281,250 common shares and an equal number of Common Stock purchase warrants with a three year term and weighted average exercise price of approximately $0.62 per share. The Company no longer has any affiliated note receivables outstanding as of December 31, 2009.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors has selected Tarvaran, Askelson & Company, LLP as the independent accountants of the Company for the fiscal year ending December 31, 2010. Representatives of Tarvaran, Askelson & Company, LLP are expected to be present at the Annual Meeting or available by telephone, and are expected to be available to respond to questions. They will also be afforded an opportunity to make a statement if they desire to do so.

Previously, the Board of Directors of the Company appointed Jewett Schwartz Wolfe & Associates as the independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries for the fiscal years ended December 31, 2008, 2007 and 2006.

The following presents approximate aggregate fees and other expenses for professional services rendered by Tarvaran, Askelson & Company, LLP and Jewett Schwartz Wolfe & Associates for the audit of the Company’s annual financial statements for the years ended December 31, 2009 and 2008 and fees and other expenses for other services rendered during those periods.

Audit Fees.  The aggregate fees billed by Tarvaran, Askelson & Company for professional services rendered for the audit of the Company’s annual financial statements for fiscal years ended December, 31, 2009 approximated $30,000.  The aggregate fees billed by Jewett, Schwartz, Wolfe & Associates for professional services rendered for the audit of the Company’s annual financial statements for fiscal years ended December 31, 2008 and 2007 approximated $ 21,000 in each year.  The aggregate fees billed by Jewett, Schwartz, Wolfe & Associates for the review of the financial statements included in the Company’s Forms 10-Q for fiscal year 2008 and 2007 approximated $ 9,000 per year.

Audit-Related and Tax Fees.  No fees were billed by Tarvaran, Askelson & Company or Jewett, Schwartz, Wolfe & Associates for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements, or for tax fees, for the fiscal years ended December 31, 2009, 2008 and 2007, and that are not disclosed above under “Audit Fees.”

All Other Fees.  The aggregate fees billed by Tarvaran, Askelson & Company and Jewett Schwartz Wolfe & Associates for products and services, other than the services described above under “Audit Fees,” for the fiscal years ended December 31, 2009, 2008 and 2007, approximated $ 30,000, $21 ,000 and $ 21,000 respectively.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

There have been no changes in or disagreements with Accountants on Accounting and Financial Disclosure.

OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
 AND RELATED STOCKHOLDER MATTERS

The following table lists stock ownership of our Common Stock as of July 28, 2010.  The information includes beneficial ownership by (i) holders of more than 5% of our Common Stock, (ii) each of our directors and executive officers and (iii) all of our directors and executive officers as a group. Except as noted below, to our knowledge, each person named in the table has sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them.

Name and Address of Owner	Title of Class	Number of Shares Owned (1)	Percentage of Class

Michael Abrams (2) 64 Ramshead Road Raynham, MA 02767	Common Stock	750,000	1.2%

Elorian Landers (3) 30 Farrell Ridge Drive Sugarland, TX 77479	Common Stock	731,000	1.2%

Scott Landow (4) 777 South Highway 101, Suite 215 Solana Beach, CA 92975	Common Stock	3,061,400	4.8%

John Wilson (5) 7404 Ivanhoe Drive Plano, TX 75024	Common Stock	2,000,000	3.2%

All Officers and Directors as a group (4 persons)	Common Stock	6,542,400	9.6%

Vicis Capital Master Fund 445 Park Avenue, Ste 1901 New York, NY 10022	Common Stock	20,573,559	25.1%

WWFD, LLC (6) 1350 East Flamingo Road, Ste 711 Las Vegas, NV 89119	Common Stock	3,410,000	5.3%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.
(2)	Includes 750,000 Common Stock purchase warrants, of which 375,000 are exercisable at $0.50 per share and 375,000 are exercisable at $0.35 per share.
(3)	Includes 350,000 Common Stock purchase warrants, of which 175,000 are exercisable at $0.50 per share and 175,000 are exercisable at $0.35 per share.
(4)	Includes shares held by family members and Small World Traders LLC plus 240,000 Common Stock purchase warrants held by Small World Traders LLC exercisable at $0.375 per share.
(5)	Includes 1,487,013 Common Stock purchase warrants, of which 487,013 are exercisable at $0.77 per share and 1,000,000 are exercisable at $0.15 per share.
(6)	Includes 460,000 Common Stock purchase warrants exercisable at $0.375 per share.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

As of December 31, 2009, the Company is aware that all Form 4 and 5 filings required under Section 16(a) of the Securities Exchange Act of 1934 (“Exchange Act”) by each of the Company’s officers, directors and 10% stockholders have not been timely made.  The omitted filings are as follows:

Our prior Chief Financial Officer and current Chairman, Scott Landow, has not filed any Forms 3, 4 or 5 since 2006.   Mr. Landow is delinquent in filing one Form 3 and one Form 5 for the year ended December 31, 2006, is delinquent on filing three Form 3 and one Form 5 for the year ended December 31, 2007, is delinquent in filing one Form 3 and one Form 5 for the year ended December 31, 2008, and is delinquent in filing five Form 3 and one Form 5 for the year ended December 31, 2009.

Our current Chief Executive Officer, John Wilson, has not filed any Forms 3, 4 or 5 since he accepted the position of Chief Executive Officer in 2009.  Mr. Wilson is delinquent in filing one Form 3 and one Form 5 for the year ended December 31, 2009.

Our Interim Chief Financial Officer, Michael Abrams, has not filed any Forms 3, 4 or 5 since he accepted the position of Interim Chief Financial Officer in 2009.  Mr. Abrams is delinquent in filing one Form 3 and one Form 5 for the year ended December 31, 2009.

Our director, Elorian Landers, has not filed any Forms 3, 4 or 5, since he accepted the position on the Board of Directors in 2009.  Mr. Landers is delinquent in filing one Form 3 and one Form 5 for the year ended December, 31, 2009.

The officers and directors of the Company have filed for filing codes to file their respective Forms 3, 4 and 5, as required under Section 16(a) of the Exchange Act.

ADDITIONAL INFORMATION

Deadline for Receipt of Stockholder Proposals

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholder proposals to be presented at our 2011 Annual Meeting and included in our Proxy Statement and form of proxy relating to that Meeting must be received by us at our principal executive offices at 11011 Q Street, Building A, Suite 106, Omaha, Nebraska 68137, addressed to our Corporate Secretary, not later than March 28, 2011. These proposals must comply with applicable Nevada law, the rules and regulations promulgated by the Securities and Exchange Commission and the procedures set forth in our Bylaws.

Stockholders who intend to present a proposal at such Meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advanced notice of such proposal to us at the aforementioned address not later than March 28, 2011.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Stockholder Communications with the Board of Directors

Our Board of Directors provides stockholders with the ability to send communications to the Board of Directors, and stockholders may do so at their convenience. In particular, stockholders may send their communications to: Board of Directors, c/o Corporate Secretary, Bond Laboratories, Inc., 11011 Q Street, Building A, Suite 106, Omaha, Nebraska 6813. All communications received by the Corporate Secretary are relayed to the Board of Directors of the Company. Members of the Board of Directors are not required to attend the Annual Stockholders Meeting.

Other Matters

At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 is being mailed to all stockholders of record as of the Record Date concurrently with the mailing of this Proxy Statement. The Annual Report on Form 10-K, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

The Board of Directors invites you to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, please sign, date and return the enclosed proxy card promptly in the enclosed envelope, so that your shares will be represented at the Annual Meeting.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By order of the Board of Directors

John Wilson
Chief Executive Officer

          ANNEX A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

BOND LABORATORIES, INC.

         Bond Laboratories, Inc., a Nevada corporation (the "Corporation"), does hereby certify that:

         FIRST: This Certificate of Amendment amends the provisions of the Corporation's Certificate of Incorporation (the "Certificate of Incorporation").

         SECOND: The terms and provisions of this Certificate of Amendment have been duly adopted in accordance with Section 78.380 of the Nevada Corporation Law of the State of Nevada and shall become effective at _____, Central Standard Time, on , 2010.

         THIRD: Article III of the Certificate of Incorporation is hereby amended by such Article in its entirety and replacing it with the following:

 “This Corporation is authorized to issue two (2) classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock.”  The total number of shares that this Corporation is authorized to issue is One Hundred Sixty Million (160,000,000) shares.  One Hundred Fifty Million (150,000,000) shares shall be Common Stock, par value $.001 per share, and Ten Million (10,000,000) shares shall be Preferred Stock, par value $.001 per share.”

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officers thereunto duly authorized this day of               , 2010.

                                    By:

                                    Name:  John Wilson
                                    Title: President and Chief Executive Officer

A-1

ANNEX B

BOND LABORATORIES, INC.

2010 EQUITY INCENTIVE PLAN

BOND LABORATORIES, INC.
2010 EQUITY INCENTIVE PLAN

ARTICLE 1
INTRODUCTION

The purpose of this Bond Laboratories, Inc. 2010 Equity Incentive Plan is to offer certain Employees, Outside Directors, and Consultants the opportunity to acquire a proprietary interest in the Company by the grant of Awards in the form of Options (which may constitute Non-Statutory Stock Options and Incentive Stock Options), Restricted Stock, Stock Appreciation Rights, or Stock Units.  Through the Plan, the Company and its Related Corporations seek to attract, motivate, and retain highly competent persons.  The success of the Company and its Related Corporations are dependent upon the efforts of these persons.

ARTICLE 2
DEFINITIONS

As used herein, the following definitions shall apply.

"Award" shall mean any award of an Option, SAR, Restricted Stock, or Stock Unit under the Plan.

"Board" shall mean the Board of Directors of the Company.

"Cause" shall mean:  (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, which use or disclosure causes material harm to the Company; (ii) conviction of, or a plea of "guilty" or "no contest" to, a felony under the laws of the United States or any State thereof; (iii) gross negligence; (iv) willful misconduct; or (v) a failure to perform assigned duties that continues after the Participant has received written notice of such failure from the Board.  The foregoing, however, shall not be deemed an exclusive list of all acts or omissions that the Company (or Related Corporation employing the Participant) may consider as grounds for the discharge of the Participant without Cause.

"Change in Control" shall mean:

(i)           The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation, or other reorganization 50% or more of the voting power of the outstanding securities of (A) the continuing or surviving entity or (B) any direct or indirect parent corporation of such continuing or surviving entity;

(ii)           The sale, transfer, or other disposition of all or substantially all of the Company's assets;

(iii)           A change in the composition of the Board, as a result of which fewer than a majority of the incumbent directors are directors who either (A) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (B) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the original directors who were still in office at the time of the election or nomination; or

(iv)           Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 51% of the total voting power represented by the Company's then outstanding voting securities.  For purposes of this Paragraph (iv), the term "person" shall have the same meaning as used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Related Corporation and (B) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Committee" shall mean a committee of the Board, as described in Article 3.

"Common Stock" shall mean one share of the common stock of the Company.

"Company" shall mean Bond Laboratories, Inc., a Nevada corporation.

"Consultant" shall mean any natural person who performs bona fide services for the Company or a Related Corporation as a consultant or advisor, excluding Employees and Outside Directors.

"Disability" shall mean total and permanent disability as defined in Section 22(e)(3) of the Code.

"Employee" shall mean any individual who is a common-law employee of the Company or a Related Corporation.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Exercise Price," in the case of an Option, shall mean the amount for which one share of Common Stock may be purchased upon exercise of such Option, as specified in the applicable Option Agreement.  "Exercise Price," in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one share of Common Stock in determining the amount payable upon exercise of such SAR.

"Fair Market Value" shall mean the market price of Common Stock, determined by the Committee in good faith on such basis as it deems appropriate.  Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal.  Such determination shall be conclusive and binding on all persons.

"Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

"Involuntary Termination" shall mean the termination of the Participant's Service by reason of:

(i)           The involuntary discharge of the Participant by the Company (or the Related Corporation employing him or her) for reasons other than Cause; or

(ii)           The voluntary resignation of the Participant following (A) a material adverse change in his or her title, stature, authority or responsibilities with the Company (or the Related Corporation employing him or her), (B) a material reduction in his or her base salary or (C) receipt of notice that his or her principal workplace will be relocated by more than 30 miles.

"Non-Statutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

"Option" shall mean an Incentive Stock Option or a Non-Statutory Stock Option granted under the Plan and entitling the holder to purchase Common Stock.

"Option Agreement" shall mean a written agreement that evidences an Option in such form as the Committee shall approve from time to time.

"Optioned Stock" shall mean the Common Stock subject to an Option.

"Optionee" shall mean an individual, trust, or estate who holds an Option or SAR.

"Outside Director" shall mean a member of the Board who is not an Employee.

"Participant" shall mean an individual, trust, or estate who holds an Award.

"Plan" shall mean this Bond Laboratories, Inc. 2010 Equity Incentive Plan, as amended from time to time.

"Related Corporation" shall mean any parent or subsidiary (as defined in Sections 424(e) and (f) of the Code) of the Company.

"Restricted Stock" shall mean Common Stock awarded under the Plan.

"Restricted Stock Agreement" shall mean the agreement between the Company and the recipient of Restricted Stock that contains the terms, conditions, and restrictions pertaining to such Restricted Stock.

"SAR Agreement" shall mean the agreement between the Company and an Optionee that contains the terms, conditions, and restrictions pertaining to his or her SAR.

"Service" shall mean the performance of services for the Company (or any Related Corporation) by an Employee, Outside Director, or Consultant, as determined by the Committee in its sole discretion.  Service shall not be considered interrupted in the case of:  (i) a change of status (i.e., from Employee to Consultant, Outside Director to Consultant, or any other combination); (ii) transfers between locations of the Company or between the Company and any Related Corporation; or (iii) a leave of absence approved by the Company or a Related Corporation.  A leave of absence approved by the Company or a Related Corporation shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company or a Related Corporation.

"Stock Appreciation Right" or "SAR" shall mean a stock appreciation right granted under the Plan.

"Stock Unit" shall mean a bookkeeping entry representing the equivalent of one share of Common Stock, as awarded under the Plan.

"Stock Unit Agreement" shall mean the agreement between the Company and the recipient of a Stock Unit that contains the terms, conditions and restrictions pertaining to such Stock Unit.

"10% Stockholder" shall mean the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Related Corporation).

"Termination Date" shall mean the date on which a Participant's Service terminates, as determined by the Committee in its sole discretion.

ARTICLE 3
ADMINISTRATION

3.1                      Committee Composition.

The Committee shall administer the Plan.  The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board.  In addition, the composition of the Committee shall satisfy:

(i)                      Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

(ii)                      Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

3.2                      Committee Responsibilities.

The Committee shall: (i) select the Employees, Outside Directors, and Consultants who are to receive Awards under the Plan; (ii) determine the type, number, vesting requirements, and other features and conditions of such Awards; (iii) interpret the Plan; and (iv) make all other decisions relating to the operation of the Plan.  The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan.

3.3                      Committee for Non-Officer Grants.

The Board may also appoint a secondary committee of the Board, which shall be composed of one or more directors of the Company who need not satisfy the requirements of Section 3.1.  Such secondary committee may administer the Plan with respect to Employees and Consultants who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards.  Within the limitations of this Section, any reference in the Plan to the Committee shall include such secondary committee.

3.4                      Scope of Discretion

On all matters for which the Plan confers the authority, right or power on the Board, the Committee, or a secondary committee to make decisions, that body may make those decisions in its sole and absolute discretion.  Those decisions will be final, binding and conclusive.  In making its decisions, the Board, Committee or secondary committee need not treat all persons eligible to receive Awards, all Participants, or all Awards the same way.  Notwithstanding anything herein to the contrary, and except as provided in Section 16.2, the discretion of the Board, Committee or secondary committee is subject to the specific provisions and specific limitations of the Plan, as well as all rights conferred on specific Participants by Award agreements and other agreements entered into pursuant to the Plan.

3.5                      Unfunded Plan

The Plan shall be unfunded.  Although bookkeeping accounts may be established with respect to Participants, any such accounts will be used merely as a convenience.  The Company shall not be required to segregate any assets on account of the Plan, the grant of Awards, or the issuance of Common Stock.  The Company and the Committee shall not be deemed to be a trustee of stock or cash to be awarded under the Plan.  Any obligations of the Company to any Participant shall be based solely upon contracts entered into under the Plan.  No such obligations shall be deemed to be secured by any pledge or other encumbrance on any assets of the Company.  Neither the Company nor the Committee shall be required to give any security or bond for the performance of any such obligations.

ARTICLE 4
STOCK AVAILABLE FOR GRANTS

4.1                      Basic Limitation.

Common Stock issued pursuant to the Plan may be authorized but unissued stock or treasury stock.  The aggregate number of shares of Common Stock that may be issued under the Plan pursuant to all types of Awards shall not exceed (i) 15,000,000 plus (ii) the additional Common Stock described in Section 4.2.  The limitations of this Section 4.1 shall be subject to adjustment pursuant to Article 11.

4.2                      Additional Stock.

If Restricted Stock or Common Stock issued upon the exercise of Options are forfeited, then such Common Stock shall again become available for Awards under the Plan.  If Options, SARs, or Stock Units are forfeited or terminate for any other reason before being exercised, then the corresponding Common Stock shall again become available for Awards under the Plan.  If Stock Units are settled, then only the number of Common Stock (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 4.1 and the balance shall again become available for Awards under the Plan.  If SARs are exercised, then only the number of Common Stock (if any) actually issued in settlement of such SARs shall reduce the number available under Section 4.1 and the balance shall again become available for Awards under the Plan.  Notwithstanding the foregoing, the aggregate number of Common Stock that may be issued under the Plan upon the exercise of Incentive Stock Options shall not be increased when Restricted Stock or other Common Stock are repurchased.

4.3                      Dividend Equivalents.

Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Common Stock available for Awards.

ARTICLE 5
ELIGIBILITY

The persons eligible to participate in the Plan shall be limited to Employees, Outside Directors, and Consultants who have the potential to impact the long-term success of the Company and/or its Related Corporations and who have been selected by the Committee to participate in the Plan.

ARTICLE 6
OPTIONS

6.1                      Option Agreement.

Each Option shall be evidenced by an Option Agreement, in the form approved by the Committee and may contain such provisions as the Committee deems appropriate; provided, however, that each Option Agreement shall comply with the terms specified below.  Each Option Agreement evidencing an Incentive Stock Option shall, in addition, be subject to Section 6.5.

6.2                      Number of Shares.

Each Option Agreement shall specify the number of shares of Common Stock subject to the Option and shall provide for the adjustment of such number in accordance with Article 11.  Options granted to any Optionee in a single fiscal year of the Company shall not cover more than 1,500,000 shares of Common Stock.  The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 11.

6.3                      Exercise Price.

(i)                      So long as the issuance and sale of securities under this Plan require qualification under the California Corporate Securities Law of 1968, the Exercise Price of an Option shall be determined by the Committee but shall not be less than 85% (or 110% in the case of a person who owns on the date of grant of such Option, securities of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation) of the Fair Market Value of a share of Common Stock on the date of grant of such Option.

(ii)                      In the event that the issuance and sale of securities under this Plan no longer require qualification under the California Corporate Securities Law of 1968, (i) the Exercise Price of an Option shall be determined by the Committee but shall not be less than 85% of the Fair Market Value of a share of Common Stock on the date of grant of such Option, and (ii) in the case of a Non-Statutory Stock Option, an Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula.

6.4                      Exercisability and Term.

Each Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable; provided, however, that so long as the issuance and sale of securities under this Plan require qualification under the California Corporate Securities Law of 1968, an Option awarded to anyone other than an officer, director or Consultant of the Company shall vest at a rate of at least 20% per year.  The Option Agreement shall also specify the term of the Option; provided, however, that no Option shall have a term in excess of 10 years measured from the date of grant of such Option.  An Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability, or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service.

6.5                      Incentive Stock Options.

The terms specified below shall be applicable to all Incentive Stock Options, and these terms shall, as to such Incentive Stock Options, supersede any conflicting terms in Article 6.  Options which are specifically designated as Non-Statutory Stock Options when issued under the Plan shall not be subject to the terms of this Section.

(i)                      Eligibility.  Incentive Stock Options may only be granted to Employees.

(ii)                      Exercise Price.  The Exercise Price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Option, except as otherwise provided in Subsection (d) below.

(iii)                      Dollar Limitation.  In the case of an Incentive Stock Option, the aggregate Fair Market Value of the Optioned Stock (determined as of the date of grant of each Incentive Stock Option) with respect to Incentive Stock Options granted to any Employee under the Plan (or any other option plan of the Company or any Related Corporation) that may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000.  An Incentive Stock Option is considered to be first exercisable during a calendar year if the Incentive Stock Option will become exercisable at any time during the year, assuming that any condition on the Optionee's ability to exercise the Incentive Stock Option related to the performance of services is satisfied.  If the Optionee's ability to exercise the Incentive Stock Option in the year is subject to an acceleration provision, then the Incentive Stock Option is considered first exercisable in the calendar year in which the acceleration provision is triggered.  To the extent the Employee holds two or more Incentive Stock Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as Incentive Stock Options shall be applied on the basis of the order in which such Incentive Stock Options are granted.  However, because an acceleration provision is not taken into account prior to its triggering an Incentive Stock Option that becomes exercisable for the first time during a calendar year by operation of such provision does not affect the application of the $100,000 limitation with respect to any Incentive Stock Option (or portion thereof) exercised prior to such acceleration.  Any Incentive Stock Options in excess of such limitation shall automatically be treated as Non-Statutory Stock Options.

(iv)                      10% Stockholder.  If any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the Exercise Price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant of such Option, and the Option term shall not exceed five years measured from the date of grant of such Option.

(v)                      Change in Status.  In the event of an Optionee's change of status from Employee to Consultant or to Outside Director, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Statutory Stock Option three months and one day following such change of status.

(vi)                      Approved Leave of Absence.  If an Optionee is on an approved leave of absence, and the Optionee's reemployment upon expiration of such leave is not guaranteed by statute or contract, including Company policies, then on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Statutory Stock Option.

6.6                      Effect of Change in Control.

The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Common Stock subject to such Option in the event that a Change in Control occurs with respect to the Company or in the event that the Optionee is subject to an Involuntary Termination after a Change in Control.  However, in the case of an Incentive Stock Option, the acceleration of exercisability shall not occur without the Optionee's written consent.  In addition, acceleration of exercisability may be required under Section 11.3.

6.7                      Effect of Termination of Service.

So long as the issuance and sale of securities under this Plan require qualification under the California Corporate Securities Law of 1968, Options granted under the Plan shall be subject to the following provisions:

(i)                      Termination of Service.  Upon termination of an Optionee's Service, other than due to death, Disability, or Cause, the Optionee may exercise his/her Option (i) at any time on or prior to the date determined by the Committee, which date shall be at least 30 days subsequent to the Optionee's Termination Date (but in no event later than the expiration of the term of such Option), and (ii) only to the extent that the Optionee was entitled to exercise such Option on the Termination Date.  If, on the Termination Date, the Optionee is not entitled to exercise the Optionee's entire Option, the Optioned Stock covered by the unexercisable portion of the Option shall revert to the Plan.  If, after termination of Service, the Optionee does not exercise his/her Option within the time specified herein, the Option shall terminate, and the Optioned Stock shall revert to the Plan.

(ii)                      Disability of Optionee.  In the event of termination of an Optionee's Service due to his/her Disability, the Optionee may exercise his/her Option (i) at any time on or prior to the date determined by the Committee, which date shall be at least six months subsequent to the Termination Date (but in no event later than the expiration date of the term of his/her Option), and (ii) only to the extent that the Optionee was entitled to exercise such Option on the Termination Date.  To the extent the Optionee is not entitled to exercise the Option on the Termination Date, or if the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Optioned Stock shall revert to the Plan.

(iii)                      Death of Optionee.  In the event that an Optionee dies while in Service, the Optionee's Option may be exercised by the Optionee's estate or by a person who has acquired the right to exercise the Option by bequest or inheritance (i) at any time on or prior to the date determined by the Committee, which date shall be at least six months subsequent to the date of death (but in no event later than the expiration date of the term of his/her Option), and (ii) only to the extent that the Optionee was entitled to exercise the Option at the date of death.  If, at the time of death, the Optionee was not entitled to exercise his/her entire Option, the Optioned Stock covered by the unexercisable portion of the Option shall immediately revert to the Plan.  If, after death, the Optionee's estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Optioned Stock shall revert to the Plan.

6.8                      Nonassignability of Options

Except as determined by the Committee, no Option shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution.  No rights under an Incentive Stock Option may be transferred by the Participant, other than to a trust where under Section 671 of the Code and other applicable law the Participant is considered the sole beneficial owner of the option while it is held in trust, or by will or the laws of descent and distribution.

6.9                      Modification or Assumption of Options.

Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price.  The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

6.10                      Buyout Provisions.

The Committee may at any time (i) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (ii) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

ARTICLE 7
PAYMENT FOR OPTION STOCK

7.1                      General Rule.

The entire Exercise Price of Common Stock issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Stock are purchased, except as follows:

(i)                      In the case of an Incentive Stock Option granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Option Agreement.  The Option Agreement may specify that payment may be made in any form(s) described in this Article.

(ii)                      In the case of a Non-Statutory Stock Option, the Committee may at any time accept payment in any form(s) described in this Article.

7.2                      Surrender of Stock.

To the extent that this Section is applicable, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Stock that are already owned by the Optionee.  Such Common Stock shall be valued at their Fair Market Value on the date when the new Common Stock are purchased under the Plan.  The Optionee shall not surrender, or attest to the ownership of, Common Stock in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

7.3                      Exercise/Sale.

To the extent that this Section is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Stock being purchased under the Plan and to deliver all or part of the sales proceeds to the Company; provided, that such payment would not cause the Company to violate Section 402 of the Sarbanes-Oxley Act of 2002, as determined by the Committee in its sole discretion.

7.4                      Exercise/Pledge.

To the extent that this Section is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Stock being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company; provided, that such payment would not cause the Company to violate Section 402 of the Sarbanes-Oxley Act of 2002, as determined by the Committee in its sole discretion.

7.5                      Promissory Note.

To the extent that this Section is applicable, and consistent with applicable laws, regulations and rules, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note.  However, the par value of the Common Stock being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

7.6                      Other Forms of Payment.

To the extent that this Section is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations, and rules.

ARTICLE 8
STOCK APPRECIATION RIGHTS

8.1                      SAR Agreement.

Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company.  Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various SAR Agreements entered into under the Plan need not be identical.

8.2                      Number of Shares.

Each SAR Agreement shall specify the number of Common Stock to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 11.  SARs granted to any Optionee in a single fiscal year of the Company shall in no event pertain to more than 1,500,000 shares of Common Stock.  The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 11.

8.3                      Exercise Price.

Each SAR Agreement shall specify the Exercise Price.  A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

8.4                      Exercisability and Term.

Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable.  The SAR Agreement shall also specify the term of the SAR.  The grant or vesting of the SAR may be made contingent on the achievement of performance conditions.  A SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability, or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service.  SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited.  A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

8.5                      Effect of Change in Control.

The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Stock subject to such SAR in the event that the Company is subject to a Change in Control or in the event that the Optionee is subject to an Involuntary Termination after a Change in Control.  In addition, acceleration of exercisability may be required under Section 11.3.

8.6                      Exercise of SARs.

Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (i) Common Stock, (ii) cash or (iii) a combination of Common Stock and cash, as the Committee shall determine.  The amount of cash and/or the Fair Market Value of Common Stock received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Stock subject to the SARs exceeds the Exercise Price.  If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

8.7                      Nonassignability of SARs

Except as determined by the Committee, no SAR shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution.

8.8                      Modification or Assumption of SARs.

Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price.  The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

ARTICLE 9
RESTRICTED STOCK

9.1                      Restricted Stock Agreement.

Each grant of Restricted Stock under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company.  Such Restricted Stock shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

9.2                      Purchase Price.

So long as the issuance and sale of securities under this Plan require qualification under the California Corporate Securities Law of 1968, the purchase price for a Restricted Stock Award shall be (i) determined by the Committee, but shall not be less than 85% (or 100% in the case of a person who owns on the date of grant of such Restricted Stock Award, securities of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation) of the Fair Market Value of a share of Common Stock on the date of grant of such Restricted Stock Award; and (ii) payable only in cash, cash equivalents, or full-recourse promissory notes.

9.3                      Payment for Awards.

Subject to Section 9.2 and the following sentence, Restricted Stock may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services.  To the extent that an Award consists of newly issued Restricted Stock, the consideration shall consist exclusively of cash, cash equivalents or past services rendered to the Company (or a Related Corporation) or, for the amount in excess of the par value of such newly issued Restricted Stock, full-recourse promissory notes, as the Committee may determine.

9.4                      Vesting Conditions.

Each Award of Restricted Stock may or may not be subject to vesting.  Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement.  The Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more years equal or exceed a target determined in advance by the Committee.  Such target shall be based on one or more of the criteria set forth in Appendix A.  The Committee shall identify such target not later than the 90th day of such period.  In no event shall the number of Restricted Stock which are subject to performance-based vesting conditions and which are granted to any Participant in a single fiscal year of the Company exceed 1,500,000, subject to adjustment in accordance with Article 11.  A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events.  The Committee may determine, at the time of granting Restricted Stock or thereafter, that all or part of such Restricted Stock shall become vested in the event that a Change in Control occurs with respect to the Company or in the event that the Participant is subject to an Involuntary Termination after a Change in Control.

9.5                      Voting and Dividend Rights.

The holders of Restricted Stock awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders.  A Restricted Stock Agreement, however, may require that the holders of Restricted Stock invest any cash dividends received in additional Restricted Stock.  Such additional Restricted Stock shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

9.6                      Nonassignability of Restricted Stock

Except as determined by the Committee, no Restricted Stock shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution until such time as the Restricted Stock has vested.

ARTICLE 10
STOCK UNITS

10.1                      Stock Unit Agreement.

Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company.  Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical.  Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

10.2                      Payment for Awards.

            To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

10.3                      Vesting Conditions.

            Each Award of Stock Units may or may not be subject to vesting.  Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement.  The Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more years equal or exceed a target determined in advance by the Committee.  Such target shall be based on one or more of the criteria set forth in Appendix A.  The Committee shall determine such target not later than the 90th day of such period.  In no event shall the number of Stock Units which are subject to performance-based vesting conditions and which are granted to any Participant in a single fiscal year of the Company exceed 1,500,000, subject to adjustment in accordance with Article 11.  A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events.  The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that the Company is subject to a Change in Control or in the event that the Participant is subject to an Involuntary Termination after a Change in Control.  In addition, acceleration of vesting may be required under Section 11.3.

10.4                      Voting and Dividend Rights.

The holders of Stock Units shall have no voting rights.  Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents.  Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Stock while the Stock Unit is outstanding.  Dividend equivalents may be converted into additional Stock Units.  Settlement of dividend equivalents may be made in the form of cash, in the form of Common Stock, or in a combination of both, as determined by the Committee.  Prior to distribution, any dividend equivalents that are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

10.5                      Form and Time of Settlement of Stock Units.

Settlement of vested Stock Units may be made in the form of (i) cash, (ii) Common Stock or (iii) any combination of both, as determined by the Committee.  The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors.  Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Stock over a series of trading days.  Vested Stock Units may be settled in a lump sum or in installments.  The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date.  The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents.  Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 11.

10.6                      Death of Recipient.

Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries.  Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company.  A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death.  If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

10.7                      Creditors' Rights.

A holder of Stock Units shall have no rights other than those of a general creditor of the Company.  Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

10.8                      Nonassignability of Stock Units

Except as determined by the Committee, no Stock Unit Award shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution.

ARTICLE 11
PROTECTION AGAINST DILUTION

11.1                      Adjustments.

In the event of a subdivision of the outstanding Common Stock, a declaration of a dividend payable in Common Stock, or a combination or consolidation of the outstanding Common Stock (by reclassification or otherwise) into a lesser number of Common Stock, corresponding adjustments shall automatically be made in each of the following:

(i)                      The number of Options, Restricted Stock, SARs, and Stock Units available for future Awards under Article 4;

(ii)                      The limitations set forth in Sections 6.2, 8.2, 9.3, and 10.3;

(iii)                      The number of Common Stock covered by each outstanding Option and SAR;

(iv)                      The Exercise Price under each outstanding Option and SAR; or

(v)                      The number of Stock Units included in any prior Award that has not yet been settled.

In the event of a declaration of an extraordinary dividend payable in a form other than Common Stock in an amount that has a material effect on the price of Common Stock, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing.  Except as provided in this Article 11, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

11.2                      Dissolution or Liquidation.

To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

11.3                      Reorganizations.

In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization.  Such agreement shall provide for (i) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (ii) the assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary, (iii) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards, (iv) full exercisability or vesting and accelerated expiration of the outstanding Awards or (v) settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

ARTICLE 12
DEFERRAL OF AWARDS

The Committee (in its sole discretion) may permit or require a Participant to:

(i)                      Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books;

(ii)                      Have Common Stock that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

(iii)                      Have Common Stock that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books.  Such amounts shall be determined by reference to the Fair Market Value of such Common Stock as of the date when they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Article may be credited with interest or other forms of investment return, as determined by the Committee.  A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company.  Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company.  If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Article 12.

ARTICLE 13
PAYMENT OF DIRECTOR'S FEES IN SECURITIES

13.1                      Effective Date.

             No provision of this Article shall be effective unless and until the Board has determined to implement such provision.

13.2                      Elections to Receive Non-Statutory Stock Options, Restricted Stock or Stock Units.

An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, Non-Statutory Stock Options, Restricted Stock or Stock Units, or a combination thereof, as determined by the Board.  Such Non-Statutory Stock Options, Restricted Stock and Stock Units shall be issued under the Plan.  An election under this Article shall be filed with the Company on the prescribed form.

13.3                      Number and Terms of Non-Statutory Stock Options, Restricted Stock or Stock Units.

The number of Non-Statutory Stock Options, Restricted Stock or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board.  The Board shall also determine the terms of such Non-Statutory Stock Options, Restricted Stock or Stock Units.

ARTICLE 14
LIMITATION ON RIGHTS

14.1                      Retention Rights.

Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director, or Consultant.  The Company and its Related Corporations reserve the right to terminate the Service of any Employee, Outside Director, or Consultant at any time, with or without Cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

14.2                      Stockholders' Rights.

A Participant shall have no dividend rights, voting rights, or other rights as a stockholder with respect to any Common Stock covered by his or her Award prior to the time when a stock certificate for such Common Stock is issued or, if applicable, the time when he or she becomes entitled to receive such Common Stock by filing any required notice of exercise and paying any required Exercise Price.  No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

14.3                      Regulatory Requirements.

Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Stock under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required.  The Company reserves the right to restrict, in whole or in part, the delivery of Common Stock pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Stock, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

ARTICLE 15
WITHHOLDING TAXES

15.1                      General.

To the extent required by applicable federal, state, local, or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan.  The Company shall not be required to issue any Common Stock or make any cash payment under the Plan until such obligations are satisfied.

15.2                      Stock Withholding.

To the extent that applicable law subjects a Participant to tax withholding obligations, the Committee may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Stock that otherwise would be issued to him or her or by surrendering all or a portion of any Common Stock that he or she previously acquired.  Such Common Stock shall be valued at their Fair Market Value on the date when they are withheld or surrendered.

ARTICLE 16
FUTURE OF THE PLAN

16.1                      Term of the Plan.

The Plan shall become effective as of the earliest date on which the Plan has been adopted by the Board and approved by the Company's stockholders.  Unless sooner terminated by the Board, the Plan shall continue until the day prior to the tenth anniversary of the date on which the Board adopted the Plan or the date on which the stockholders of the Company approved the Plan, whichever is earlier.  When the Plan terminates, no Awards shall be granted under the Plan thereafter.  The termination of the Plan shall not affect any shares of Common Stock previously issued or any Awards previously granted under the Plan.

16.2                      Amendment or Termination.

The Board may, at any time and for any reason, amend or terminate the Plan.  An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

ARTICLE 17
ADDITIONAL PROVISIONS

17.1                      Financial Statements.

The Company's annual financial statements are included in the Company's Annual Reports on Form 10-K, copies of which are publicly available, at no cost, at the Securities and Exchange Commission's website located at http://www.sec.gov.  Upon request by any Participant, the Company shall provide such Participant with a copy of the Company's most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission.

17.2                      Governing Law.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada (except their choice-of-law provisions).

BOND LABORATORIES, INC.

Date:	By:
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